UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 14, 2007

Realogy Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-32852	20-4381990
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Campus Drive Parsippany, NJ	07054
(Address of Principal Executive Offices)	(Zip Code)

(973) 407-2000

(Registrant’s telephone number, including area code)

None

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 15, 2007, PHH Corporation, a publicly traded company (“PHH”) announced that it had entered into an Agreement and Plan of Merger, dated as of March 15, 2007 (the “PHH Merger Agreement”), with General Electric Capital Corporation (“General Electric”), and a wholly owned subsidiary of General Electric (“PHH Merger Sub”), pursuant to which General Electric will become the sole shareholder of PHH pursuant to a merger of PHH Merger Sub with and into PHH with PHH as the surviving corporation (the “PHH Merger”). PHH simultaneously announced that General Electric has entered into an agreement to sell the mortgage operations of PHH to Pearl Mortgage Acquisition 2 L.L.C., an affiliate of The Blackstone Group, a global private investment and advisory firm (“Pearl Mortgage”). Upon consummation of the PHH Merger, General Electric will own PHH’s fleet leasing and appraisal businesses. PHH was spun-off from our former parent company, Cendant Corporation, in January 2005.

On March 14, 2007, we and our subsidiaries, Realogy Real Estate Services Group, LLC (formerly Cendant Real Estate Services Group, LLC), Realogy Services Venture Partner Inc. (formerly known as Cendant Real Estate Services Venture Partner, Inc.), Century 21 Real Estate LLC, Coldwell Banker Real Estate Corporation, ERA Franchise Systems, Inc., Sotheby’s International Realty Affiliates, Inc., and TM Acquisition Corp. entered into a Consent and Amendment with PHH and its subsidiaries, PHH Mortgage Corporation and PHH Broker Partner Corporation, and with PHH Home Loans, LLC. Under the Consent and Amendment, we agreed, among other things, to the following:

•

We consented to the assignment to Pearl Mortgage of all of PHH’s rights and obligations under the Strategic Relationship Agreement dated as of January 31, 2005, as amended, by and among Realogy Real Estate Services Group, LLC (formerly Cendant Real Estate Services Group, LLC), Cendant Real Estate Venture Partner, Inc. (formerly Cendant Real Estate Services Venture Partner), PHH, PHH Mortgage Corporation, PHH Broker Partner Corporation and PHH Home Loans, LLC (the “Strategic Relationship Agreement”). The consent was required under Section 13.15 of the Strategic Relationship Agreement.

•

We also acknowledged that notwithstanding anything to the contrary in the Amended and Restated Limited Liability Operating Agreement, dated as of January 31, 2005, as amended, of PHH Home Loans, LLC, by and between PHH Broker Partner Corporation and Realogy Real Estate Services Venture Partner, Inc.(formerly Cendant Real Estate Services Venture Partner) (the “Operating Agreement”), neither the PHH Merger nor the sale of the PHH mortgage business to Pearl Acquisition would constitute an event that would trigger our right to terminate the joint venture under the Operating Agreement. The Operating Agreement and the Strategic Relationship Agreement govern our joint venture with PHH known as PHH Home Loans, LLC, the principal purpose of which is to originate and sell mortgage loans sourced through our company-owned residential real estate brokerage and corporate relocations businesses. PHH Home Loans, LLC is the exclusive recommended provider of mortgages for our company-owned real estate brokerage business.

•

We further agreed to narrow the change in control provisions in the Operating Agreement and the non-competition provisions in the Strategic Relationship Agreement and PHH agreed to pay us a fee as consideration for our consent to PHH’s assignment of the Strategic Relationship Agreement to Pearl Acquisition.

Our PHH Home Loans, LLC joint venture and certain other relationships and agreements with PHH are described in our Form 10-K for the year ended December 31, 2006. Certain fees payable to us under these other relationships and agreements also were modified under the Consent and Amendment.

The Consent and Amendment is effective immediately prior to the closing of the sale of PHH mortgage business to Pearl Acquisition and will terminate and be void upon the termination of the PHH Merger Agreement or the termination of the agreement to sell the PHH mortgage business to Pearl Acquisition.

A copy of the Consent and Amendment is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference thereto. The foregoing description of the Consent and Amendment does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Consent and Amendment attached hereto.

Item 8.01.    Other Events.

On March 19, 2007, C. Patteson Cardwell, IV, Realogy’s Executive Vice President, General Counsel and Corporate Secretary, separated from employment with Realogy, effective immediately. Realogy has begun a search for a new General Counsel. In the interim, Seth Truwit, a Realogy Senior Vice President and Assistant Secretary, has been appointed interim General Counsel and Corporate Secretary.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
Exhibit 10.1	Consent and Amendment dated as of March 14, 2007, between Realogy Real Estate Services Group, LLC, a Delaware limited liability company (formerly Cendant Real Estate Services Group, LLC), Realogy Real Estate Services Venture Partner, Inc., a Delaware corporation (formerly Cendant Real Estate Services Venture Partner, Inc.), PHH Corporation, a Maryland corporation, PHH Mortgage Corporation, a New Jersey Corporation (formerly Cendant Mortgage Corporation), PHH Broker Partner Corporation, a Maryland corporation, TM Acquisition Corp., a Delaware corporation, Coldwell Banker Real Estate Corporation, a California corporation, Sotheby’s International Realty Affiliates, Inc., a Delaware corporation, ERA Franchise Systems, Inc., a Delaware corporation, Century 21 Real Estate LLC, a Delaware limited liability company, and PHH Home Loans, LLC, a Delaware limited liability company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY CORPORATION

By:	/s/ Anthony E. Hull
Anthony E. Hull
Executive Vice President, Chief Financial Officer and Treasurer

Date: March 20, 2007

REALOGY CORPORATION

CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 10.1	Consent and Amendment dated as of March 14, 2007, between Realogy Real Estate Services Group, LLC, a Delaware limited liability company (formerly Cendant Real Estate Services Group, LLC), Realogy Real Estate Services Venture Partner, Inc., a Delaware corporation (formerly Cendant Real Estate Services Venture Partner, Inc.), PHH Corporation, a Maryland corporation, PHH Mortgage Corporation, a New Jersey Corporation (formerly Cendant Mortgage Corporation), PHH Broker Partner Corporation, a Maryland corporation, TM Acquisition Corp., a Delaware corporation, Coldwell Banker Real Estate Corporation, a California corporation, Sotheby’s International Realty Affiliates, Inc., a Delaware corporation, ERA Franchise Systems, Inc., a Delaware corporation, Century 21 Real Estate LLC, a Delaware limited liability company, and PHH Home Loans, LLC, a Delaware limited liability company.